United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2004


                         PLANETLINK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                     Georgia
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         (State or other jurisdiction of incorporation or organization)


             000-31763                                  58-2466623
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      (Commission File Number)              (IRS Employer Identification No.)

    1415 Bookhout Drive, Cumming, Georgia                 30041
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   (Address of principal executive offices)             (Zip Code)

                                 (678) 455-7075
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              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

         On June 2, 2004, as reported on Form 8-K filed with the Commission on June 9, 2004, the registrant dismissed its independent certifying accountant, Kahn Boyd Levychin, LLP ("Kahn Boyd").

         Kahn Boyd's reports on the registrant's financial statements for the year ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Kahn Boyd's reports on the registrant's Forms 10-QSB for the year 2002, Forms 10-QSB for the year 2003, Form 10-KSB for the year ended December 31, 2002, Form 10-KSB for the year ended December 31, 2003, and Form 10-QSB for the period ended March 31, 2004 raised substantial doubt about the registrant's ability to continue as a going concern.

         The decision to change accountants was recommended by the registrant's board of directors.

         During the two most recent fiscal years and any subsequent interim period through June 2, 2004 there have not been any disagreements between the registrant and Kahn Boyd on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kahn Boyd, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

         Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

         On June  25,  2004  the  registrant  engaged  Marcum  &  Kliegman  LLP, certified public accountants, ("Marcum & Kliegman") as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2004 and subsequent periods, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Marcum & Kliegman was approved by the registrant's board of directors.

         During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Marcum & Kliegman, neither the registrant nor anyone on the registrant's behalf consulted with Marcum & Kliegman regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         The registrant provided the former accountants with a copy of the registrant's current report on Form 8-K before its filing with the Commission on June 9, 2004. The registrant requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agreed with the statements made by the registrant in the June 9, 2004 current report and, if not, stating the respects in which they did not agree. The registrant filed the former accountants' letter as an exhibit to the registrant's current report on Form 8-K filed with the Commission on June 9, 2004.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

         None.

(b) Exhibits.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2004                     PLANETLINK COMMUNICATIONS, INC.


                                        By /s/ M. Dewey Bain
                                        -----------------------------------
                                        M. Dewey Bain, President